UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

Sun American Bancorp

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SUN AMERICAN BANCORP

3400 Coral Way
Miami, Florida 33145

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON July 25, 2006

_______________________

To Our Stockholders:

Notice is hereby given that our annual meeting of stockholders will be held at our bank subsidiary’s branch office located at 1200 North Federal Highway, Boca Raton, Florida  33432 on Tuesday, July 25, 2006, at 10:30 a.m., E.D.T., for the following purposes:

1.

the election of three directors for terms of three years as set forth in the accompanying proxy statement;

2.

to approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000, as more fully described in the accompanying proxy statement;

3.

to approve the issuance and sale of up to 4,500,000 shares of common stock in connection with our acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank, as more fully described in the accompanying proxy statement; and

4.

to act upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any other business to come before the annual meeting.

Stockholders of record as of the close of business on June 20, 2006 are entitled to notice of and to vote their shares by proxy or at the annual meeting.

By Order of the Board of Directors,

/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer

Miami, Florida

June [__], 2006

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING

1

What are the purposes of the annual meeting?

1

Who is entitled to vote?

1

What constitutes a quorum?

How do I vote?

2

Can I change my vote after I return my proxy card?

2

What are the Board’s recommendations?

2

What vote is required to approve each item?

2

Who pays for the proxy solicitation?

3

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

CHANGE IN CONTROL

7

PROPOSAL 1 – ELECTION OF DIRECTORS

8

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE AMENDED
AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 50,000,000

22

PROPOSAL 3 – APPROVAL OF THE ISSUANCE AND SALE OF UP TO 4,500,000 SHARES OF
COMMON STOCK IN CONNECTION WITH OUR ACQUISITION OF SUBSTANTIALLY ALL THE
ASSETS, AND ASSUMPTION OF SUBSTANTIALLY ALL THE LIABILITIES, OF BEACH BANK

25

STOCKHOLDER PROPOSALS

37

INFORMATION INCORPORATED BY REFERENCE

37

APPENDIX A – AMENDED AND RESTATED CERTIFICATE OF INCORPORATION A-1
APPENDIX B – AUDIT COMMITTEE CHARTER B-1

ANNUAL MEETING OF STOCKHOLDERS
OF
SUN AMERICAN BANCORP

______________________________________

PROXY STATEMENT

______________________________________

Our board of directors solicits the accompanying proxy for use at our annual meeting of stockholders to be held on Tuesday, July 25, 2006, at 10:30 a.m., E.D.T., at our bank subsidiary’s branch office located at 1200 North Federal Highway, Boca Raton, Florida 33432 and at any adjournment or postponement thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is June [__], 2006. Our corporate headquarters are located at 3400 Coral Way, Miami, Florida 33145 and our telephone number is (305) 421-6800.

ABOUT THE ANNUAL MEETING

What are the purposes of the annual meeting?

At the annual meeting, stockholders will vote on: (i) the election of three directors, as more fully described in Proposal 1 below; (ii) the amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000, as more fully described in Proposal 2 below; (iii) the issuance and sale of up to 4,500,000 shares of common stock in connection with our acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank, as more fully described in Proposal 3 below; and (iv) such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Our board of directors is not aware of any matters that will be brought before the annual meeting, other than procedural matters, that are not referred to in the enclosed notice of the annual meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, June 20, 2006, are entitled to receive notice of the annual meeting and to vote shares of common stock held as of the record date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold shares in “street name” (that is, through a broker or other nominee) and plan to attend and vote in person at the annual meeting, you will need to bring evidence of your stock ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting will constitute a quorum. As of the record date, [18,822,652] shares of our common stock, $.01 par value per share, held by [900] stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner of the shares.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you directed. If you are a stockholder of record and you attend the annual meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the annual meeting will need to obtain a proxy card from the institution that holds their shares as a holder of record.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your signed proxy, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote for: (i) the election of the nominees for the directors named herein, as more fully described in Proposal 1 below; (ii) the amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000, as more fully described in Proposal 2 below; and (iii) the issuance and sale of up to 4,500,000 shares of common stock in connection with our acquisition of substantially all the assets, and assumption of all the liabilities, of Beach Bank, as more fully described in Proposal 3 below.

If your proxy card is properly executed and received in time for voting, and not revoked, such proxy card will be voted in accordance with your instructions marked on the proxy card. In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of common stock for the approval of proposals stated above.

The board does not know of any other matters other than the proposals set forth above that may be brought before the annual meeting or any postponement or adjournment thereof. In the event that any other matters should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the annual meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by June 12, 2006; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this proxy statement; and (iv) matters incident to the conduct of the annual meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposal to amend and restate our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000, referred to as Proposal 2 in this proxy statement. The affirmative vote of a majority of the shares present or represented by proxy at the annual meeting is required to approve the proposal to issue and sell up to 4,500,000 shares of common stock in connection with our acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank, referred to as Proposal 3 in this proxy statement.

Any other matter that may properly come before the annual meeting should be approved by the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting.

Under the General Corporation Law of the State of Delaware, referred to as the Delaware law in this proxy statement, an abstention from voting on any proposal will have the same legal effect as an “against” vote. Broker non-votes will count as votes against Proposal 2. Broker non-votes will not count as votes against Proposal 3 or any other matter that may properly come before the annual meeting.

Who pays for the proxy solicitation?

We will pay the cost of the proxy solicitation, including the cost of preparing, printing and mailing the notice of the annual meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial owners of our common stock and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, there were [18,822,652] shares of common stock issued and outstanding. The following table shows, as of the record date, the number of shares of common stock beneficially owned by: (i) each of our directors and nominees for director; (ii) our chief executive officer and our four other most highly compensated executive officers (the “Named Executive Officers”); (iii) all of our directors, nominees for director and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Named Executive Officers
James F. Partridge	325,608	(2)	1.7%
Hugo A. Castro	301,415	(3)	1.6%
Nelson Famadas	346,318	(4)	1.8%
Michael E. Golden	559,836	(5)	2.9%
Leonard F. Marinello	303,186	(6)	1.6%
Stephen L. Perrone	471,596	(7)	2.5%
Michael F. Rosinus	464,825	(8)	2.4%
Alberto Valle	154,550	(9)	*
Alfredo M. Barreiro	30,800	(10)	*
Robert K. Garrett	31,700	(11)	*
Robert L. Nichols	40,000	(12)	*
All directors and executive officers as a group (12 persons)	3,037,834	(13)	14.9%
More than 5% Holders
Steven Major 350 Madison Avenue, 9th Floor New York, NY 10017	1,261,125	(14)	6.6%
Jay R. Petschek 350 Madison Avenue, 9th Floor New York, NY 10017	1,261,125	(14)	6.6%
Corsair Capital Management, L.L.C. 350 Madison Avenue, 9th Floor New York, NY 10017	1,261,125	(14)	6.6%
First BanCorp 1519 Ponce de Leon Avenue Santurce, PR 00909	1,142,341	(15)	5.9%
Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880	1,637,159	(16)	8.3%
Martin Stein 21331 Greenwood Ct. Boca Raton, FL 33433	1,085,449	(17)	5.6%

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
McAlpine Park Lane, Inc. 1100 5th Avenue South, Suite 201 Naples, FL 34102	1,390,875	(18)	7.0%
QVT Financial GP LLC 527 Madison Avenue, 8th Floor New York, NY 10022	1,500,000	(19)	7.8%
QVT Financial LP 527 Madison Avenue, 8th Floor New York, NY 10022	1,500,000	(19)	7.8%
QVT Associates GP LLC 527 Madison Avenue, 8th Floor New York, NY 10022	1,500,000	(19)	7.8%
QVT Fund LP Walkers SPV, Walkers House P.O. Box 908GT Mary Street George Town, Grand Cayman, Cayman Islands	1,500,000	(19)	7.8%
Second Curve Capital, LLC 200 Park Avenue, Suite 3300 New York, NY 10116	1,875,000	(20)	9.6%
Second Curve Partners, LP 200 Park Avenue, Suite 3300 New York, NY 10116	1,171,875	(21)	6.1%
James G. Dinan 390 Park Avenue New York, NY 10022	4,875,375	(22)	23.8%
JGD Management Corp. 390 Park Avenue New York, NY 10022	4,875,375	(22)	23.8%
York Global Value Holdings, LLC 390 Park Avenue New York, NY 10022	2,681,250	(23)	13.6%
York Global Value Partners, L.P. 390 Park Avenue New York, NY 10022	2,681,250	(23)	13.6%
York Offshore Holdings, Limited 390 Park Avenue New York, NY 10022	1,747,125	(24)	9.0%
York Investment Limited 390 Park Avenue New York, NY 10022	1,747,125	(24)	9.0%

———————

*

less than 1%

(1)

Unless otherwise provided, the address of each beneficial holder listed above is c/o Sun American Bancorp, 3400 Coral Way, Miami, Florida 33145.

(2)

Includes options to purchase 152,600 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(3)

Includes options to purchase 184,000 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(4)

Includes 37,943 shares of common stock owned by Mr. Famadas’ wife, over which Mr. Famadas has voting and dispositive power, and options to purchase 155,050 shares of common stock held by Mr. Famadas, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(5)

Includes options to purchase 309,000 shares of common stock and other securities exercisable into 77,829 shares of common stock, all of which are exercisable within 60 days of the record date. Excludes options to purchase 125,000 shares of common stock, which are not exercisable within 60 days of the record date and 50,000 shares of restricted stock.

(6)

Includes options to purchase 153,050 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(7)

Includes 125,928 shares of common stock held by SEFKO Capital Ltd., 76,317 shares of common stock held by Sefko, Inc., 48,900 shares of common stock held by Seven Hills Investments, LLC, over which Mr. Perrone has sole voting power and shared investment power, 16,215 shares of common stock held by Brickell Bay Management Inc., over which Mr. Perrone has sole voting power, 49,786 shares of common stock held in Mr. Perrone’s IRA and options to purchase 152,450 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date. Includes other securities exercisable into 2,000 shares of common stock, which are exercisable within 60 days of the record date.

(8)

Includes 309,750 shares of common stock held by Tiedemann Rosinus LP, over which Mr. Rosinus has shared voting and investment power, 200 shares owned by Mr. Rosinus’ son and Class F warrants to purchase 154,875 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(9)

Includes options to purchase 154,550 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 50,000 shares of common stock, which are not exercisable within 60 days of the record date.

(10)

Includes options to purchase 28,800 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 57,200 shares of common stock, which are not exercisable within 60 days of the record date.

(11)

Includes option to purchase 27,200 shares of common stock and other securities exercisable into 3,000 shares of common stock, all of which are exercisable within 60 days of the record date. Excludes options to purchase 57,800 shares of common stock, which are not exercisable within 60 days of the record date.

(12)

Includes options to purchase 35,000 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 115,000 shares of common stock, which are not exercisable within 60 days of the record date.

(13)

Includes options to purchase 1,351,700 shares of common stock and other securities exercisable into 237,704 shares of common stock beneficially owned by the directors and Named Executive Officers, all of which are exercisable within 60 days of the record date. Also includes 2,000 shares of common stock and options to purchase 6,000 shares of common stock owned by another executive officer, all of which are exercisable within 60 days of the record date. Excludes options to purchase 705,000 shares of common stock owned by directors and Named Executive Officers and 54,000 shares of common stock owned by another executive officer, which are not exercisable within 60 days of the record date. Also excludes 50,000 shares of restricted stock owned by a Named Executive Officer.

(14)

Includes 405,703 shares of common stock and Class F warrants to purchase 202,852 shares of common stock held by Corsair Capital Partners, L.P., 253,975 shares of common stock and Class F warrants to purchase 126,988 shares of common stock held by Corsair Select, L.P., 51,665 shares of common stock and Class F warrants to purchase 25,832 shares of common stock held by Corsair Capital Investors, Ltd., 19,058 shares of common stock and Class F warrants to purchase 9,529 shares of common stock held by Corsair Capital Partners 100, L.P., 13,065 shares of common stock and Class F warrants to purchase 6,533 shares of common stock held by Corsair Long Short International, Ltd., and 145,925 shares of common stock held in accounts managed by Corsair Capital Management, L.L.C. As reported on Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2006, Corsair Capital Management, L.L.C. has shared voting power over 1,115,200 shares beneficially owned by it as the investment manager for Corsair Capital Partners, L.P., Corsair Select, L.P., Corsair Capital Investors, Ltd., Corsair Capital Partners 100, L.P., and Corsair Long Short International, Ltd. (collectively, the “Corsair Entities”) and shared dispositive power over 1,261,125 shares beneficially owned by it as the investment manager of the Corsair Entities, which total also includes the 145,925 shares held in accounts it manages. As reported on Schedule 13G filed with the SEC on March 2, 2006, each of Mr. Major and Mr. Petschek have shared voting power over 1,115,200 shares and shared dispositive power over 1,261,125 shares beneficially owned by him as a controlling person of Corsair Capital Management, L.L.C. The Class F warrants are exercisable within 60 days of the record date.

(15)

Includes Class A warrants to purchase 131,425 shares of common stock, Class B warrants to purchase 131,425 shares of common stock and Class D warrants to purchase 250,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(16)

Includes Class D warrants to purchase 842,106 shares of common stock and Class F warrants to purchase 108,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(17)

Includes 139,282 shares held by Mr. Stein’s wife, over which Mr. Stein has voting and dispositive power, Class A warrants to purchase 60,000 shares of common stock and Class C warrants to purchase 414,000 shares of common stock, all of which are exercisable within 60 days of the record date.

(18)

Includes Class A warrants to purchase 200,000 shares of common stock, Class B warrants to purchase 200,000 shares of common stock, Class D warrants to purchase 490,000 shares of common stock and Class F warrants to purchase 18,625 shares of common stock, all of which are exercisable within 60 days of the record date.

(19)

Includes 1,000,000 shares of common stock and Class F warrants to purchase 500,000 shares of common stock, which are exercisable within 60 days of the record date, held by QVT Fund LP. As reported on Schedule 13G filed with the SEC on December 8, 2005, QVT Financial GP LLC is the general partner of QVT Financial LP, which is the investment manager of QVT Fund LP. In addition, QVT Associates GP LLC is the general partner of QVT Fund LP.

(20)

Includes 781,250 shares of common stock and Class F warrants to purchase 390,625 shares of common stock, which are exercisable within 60 days of the record date, owned by Second Curve Partners, LP, over which Second Curve Capital, LLC has voting and dispositive power and includes Class F warrants to purchase 234,375 shares of common stock, which are exercisable within 60 days of the record date.

(21)

Includes Class F warrants to purchase 390,625 shares of common stock, which are exercisable within 60 days of the record date.

(22)

Includes Class F warrants to purchase 1,625,125 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, JGD Management Corp. is the investment manager for York Capital Management, L.P., York Investment Limited and York Global Value Partners, L.P. James G. Dinan is the sole shareholder of JGD Management Corp.

(23)

Includes Class F warrants to purchase 893,750 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, York Global Value Holdings, LLC is the general partner of York Global Value Partners, L.P.

(24)

Includes Class F warrants to purchase 582,375 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13D filed with the SEC on October 28, 2005, York Offshore Holdings, Limited is an investment manager for York Investment Limited.

CHANGE IN CONTROL

On August 2, 2005, in connection with the private placement of units (the “Units”) to “accredited investors,” as such term is defined in Regulation D promulgated by the SEC under the Securities Act of 1933, as amended, referred to as the Securities Act, we entered into Securities Purchase Agreements with York Capital Management, L.P., York Investment Limited and York Global Value Partners, L.P. (collectively, the “York Entities”) to purchase, in aggregate, 3,150,000 Units at a cash purchase price of $4.00 per Unit, subject to receipt of bank regulatory approval by the York Entities. Each Unit consisted of one share of common stock and one Series F Common Stock Purchase Warrant to purchase 0.5 shares of common stock. On October 27, 2005, we completed the $12.6 million private placement of Units to the York Entities and the York Entities owned 17.99% of our common stock outstanding as of such date, which may have resulted in a change in control. As no individual, group of individuals or entity owned 17.99% or more of our common stock outstanding immediately prior to the closing of the private placement on October 27, 2005, we cannot identify the individual(s) or entity from whom control may have been assumed. As of the record date, the York Entities beneficially owned, in aggregate, 23.8% of our common stock.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation, in conjunction with our Amended and Restated Bylaws, provide that the number of directors constituting the board of directors shall be not less than five nor more than twenty-five with the exact number of directors to be fixed from time to time exclusively by resolution passed by a majority of our board of directors. The board has set the number of directors at eight. In accordance with our Amended and Restated Certificate of Incorporation, our board of directors is divided into three classes, designated Classes I, II and III, which are to be comprised of a number of directors as nearly equal in number as possible. Each director elected at the annual meeting will serve for a three-year term and until his respective successor has been duly elected and qualified or until the director’s resignation or removal. As a result, each year approximately one-third of our directorship is subject to reelection, providing for additional stability and continuity.

Based upon the recommendation of the Compensation Committee, the independent members of the board of directors have nominated each of Messrs. Castro, Marinello and Rosinus to be elected as directors at the annual meeting. We expect that our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the annual meeting, the proxies may be voted for a substitute nominee selected by the independent members of the board of directors.

Information regarding directors and director nominees and their ages as of the record date is as follows:

Name	Age	Title/Position	Director Since	Present Term Expires	Class
Nominees
Hugo A. Castro*	63	Director and Secretary	2000	2006	I
Leonard F. Marinello*	66	Director	2000	2006	I
Michael F. Rosinus	47	Director	2005	2006	I
Directors Remaining in Office
Nelson Famadas, Ph.D	57	Vice Chairman of the Board	2002	2007	II
Stephen L. Perrone	62	Director	2001	2007	II
Michael E. Golden	62	Director, President and Chief Executive Officer	2002	2008	III
James F. Partridge	77	Chairman of the Board	2000	2008	III
Alberto Valle	68	Director	2000	2008	III

———————

*

The son of Hugo A. Castro is married to the daughter of Leonard F. Marinello.

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and nominees is set forth below.

James F. Partridge: Mr. Partridge has been Chairman of the board of directors since April 2000. He is also a director of our subsidiary, Sun American Bank, referred to as the Bank in this proxy statement, a position he has held since April 2000. He retired as President of Visa International, Latin America and Caribbean Region, on June 30, 1999 after serving in a variety of capacities since 1978. He joined the management of Visa International as Vice President in charge of the Development Division for the Western United States, Latin America and Asia-Pacific. At present, he serves as a Strategic Director on the Regional Board of Directors of Visa International and is Chairman of its Executive & Planning Committee.

Hugo A. Castro: Mr. Castro has been our director since April 2000 and our Secretary since 2002. He also has been a director and President of the Bank since April 2000. He has been working in the banking industry for 39 years. Until 1999, he served as President and Chief Executive Officer of Eastern National Bank in Miami, Florida. He was an Executive Vice President with Totalbank in Miami, Florida from 1996 to 1998. From 1994 to 1996, he was Executive Vice President with Intercontinental Bank, having joined Intercontinental upon the acquisition of Commercial Trust Bank in 1993. He was the President, Chief Executive Officer, director and a founding stockholder of Commercial Trust Bank from 1988 to 1993, following 20 years of service at Commercial Bank & Trust Company, where he served as Executive Vice President. He is a graduate of the School of Banking of the South at Louisiana State University and also holds a degree from Miami-Dade College and he attended La Salle University in Havana, Cuba in 1960 and 1961.

Nelson Famadas, Ph.D.: Dr. Famadas has been our director and Vice Chairman since May 2002. He has also been a director of the Bank since February 2002. He has served as Chairman and Chief Executive Officer of Gables Holding Corporation, a real estate development company, since 1991. He serves on the board of directors of various civic and charitable organizations both in Puerto Rico and Florida. He is also a member of the board of directors of a community-based home healthcare agency, as well as of two non-profit hospitals. He is presently an Adjunct Professor at Florida International University’s School of Business Administration, lecturing in Operations Management.

Michael E. Golden: Mr. Golden has been our director since March 2002 and President and Chief Executive Officer since June 2002. He is also Chairman of the Board and Chief Executive Officer of the Bank. He has been in the investment banking/securities business for over 25 years. He was a Senior Vice President in sales and management at Smith Barney from 1979 to 1989. In 1989, he founded a securities firm, First Colonial Securities Group, which grew nationwide to 25 offices and 200 retail brokers specializing in asset management and investment banking. Mr. Golden worked at First Colonial Securities Group until March 2001 and acted as a private investor from March 2001 until April 2002 and as a private securities broker from April to June 2002. He has also been on the board of directors of other banks and industrial companies. He is currently Chairman of the Kid Academy, a child-learning center that he founded in 1987.

Leonard F. Marinello: Mr. Marinello has been our director since April 2000. He is also a director of the Bank. He is founder, President and Chief Executive Officer of Allied Plating Supplies, Inc., a company engaged in the metal finishing business located in Hialeah, Florida, which was formed in 1957. He was a director of Commercial Trust Bank from 1988 to 1993. During his tenure at Commercial Trust Bank, he was an active member of its Loan and Audit Committees. He has also served as a director of several privately held companies, including Allied Plating Supplies, Inc. (Chairman), Arch Drain Block Co. (Chairman), Brick Oven Pizzaria and Royal Sport, Inc. He is a graduate of the University of Miami, where he received a Bachelor’s Degree in Finance.

Stephen L. Perrone: Mr. Perrone has been our director since September 2001. He has also been a director of the Bank since September 2001. He is founder and President of Brickell Bay Capital Group, a private investment firm, which was formed in 1996. Prior to founding Brickell Bay Capital Group, he was a partner with the law offices of Shutts & Bowen in Miami, Florida, where he began his legal career in 1968. He has been active in community affairs, having been past president of the Miami Downtown Lions Club and the Coral Gables South Miami Khoury Baseball League, where he was active for 12 years. He was a founding member of the Archdiocese of Miami Education Foundation. He has also served on the board of directors of Gulliver Schools and the Miami City Ballet. He is a Certified Public Accountant, licensed in Florida.

Michael F. Rosinus: Mr. Rosinus has been our director since November 2005. He is also a director of the Bank. He has been a portfolio manager at Tiedeman Investment Group since 1998 and a general partner in Tiedeman Rosinus LP since 1998.

Alberto Valle: Mr. Valle has been our director since September 2001. He also has been a director of the Bank since September 2001. He has been employed by BMC Investments and Athlone of Florida, Inc. since 1987. He was a director of Commercial Trust Bank from 1988 to 1993. He also served as Vice President and Lending Officer for Commercial Bank and Trust from 1985 to 1988. He attended the Havana Institute in Havana, Cuba where he received a Bachelor in Science Degree.

The business experience for the past 5 years, unless otherwise indicated, of our executive officers who are not also directors, is set forth below.

Alfredo M. Barreiro: Mr. Barreiro, age 39, has been an Executive Vice President since June 2005 and the Chief Operating Officer of the Bank since 2003. He was the Chief Financial Officer and Controller of our company and the Bank from 2002 to 2003. He was the Chief Financial Officer of Union Credit Bank in Miami, Florida from 2001 to 2002. He was the Vice President and Controller of Sofisa Bank of Florida from 1999 to 2001. He was the Controller of Florida International Bank from 1997 to 1999 and the Assistant Controller from 1995 to 1997. He started his banking career with Banco Latino International as an Accounting Assistant and Assistant Treasurer. He is a graduate of Florida International University where he received a Bachelor’s of Business Administration Degree in Finance and Miami Dade Community College where he received an Associate of Arts Degree in Economics.

Robert K. Garrett: Mr. Garrett, age 44, has been an Executive Vice President since June 2005 and the Chief Lending Officer of the Bank since 2000. He was the Vice President of Commercial Lending for Intercontinental Bank, Totalbank and Eastern National Bank in Miami, Florida. He started his banking career with Commercial Bank & Trust Company in Miami, Florida in 1980. He received a Commercial Lending Diploma from the American Institute of Banking and is a graduate of Florida International University where he received a Bachelor’s in Arts Degree in Finance.

Robert L. Nichols: Mr. Nichols, age 47, has been the Chief Financial Officer of our company and the Bank since April 2004 and the President of the Executive Committee of the Bank since June 2005. He was the Chief Financial Officer for the Private Banking business in the United States for the Royal Bank of Canada in Miami, Florida from September 2002 to April 2004 and also developed an Investment Advisory business for the Royal Bank of Canada since he relocated to Miami, Florida in 1997. He was the Managing Director of the Royal Bank of Canada’s International Investment Management and Trust business from 1991 to 1997. He managed a Branch Audit function and then the Corporate Accounting department of Royal Trust from 1986 to 1991. He spent five years in public accounting with Ernst & Young LLP in Canada. He is a graduate of the University of Toronto where he received a Bachelor’s of Commerce Degree. He earned a Chartered Accountant (Canada) designation in 1984.

William T. Ross: Mr. Ross, age 57, has been the Executive Vice President, Sales and Service of the Bank since June 2005. From February 2005 to June 2005, Mr. Ross was Vice President, Sales and Service of the Bank. He has been in the financial services industry for over 31 years. He was a market executive for RBC Centura Bank from July 2003 to January 2005. He was a Senior Manager in sales and service management for Bank of Montreal and Harris Trust from January 1975 to June 2003. In 1997, he assumed responsibility for coordinating the expansion efforts of Bank of Montreal/Harris Bank in the Florida market.

COMPENSATION OF DIRECTORS

During 2005, we compensated the non-managerial directors for their services as directors of the Bank at the rate of $2,000 per month. As of January 1, 2006, we compensate the non-managerial directors for their services as directors of the Bank at the rate of $3,000 per month. Directors are not paid a separate fee for their services as our directors. All directors are eligible to receive awards under our Amended and Restated Directors Stock Option Plan and 2005 Stock Option and Stock Incentive Plan. On July 21, 2005, each of Messrs. Partridge, Perrone, Marinello, Famadas and Valle were granted options to purchase 50,000 shares of common stock. The exercise price of each option is $4.25 per share.

The options were to vest 20% per year beginning on January 1, 2006. On December 16, 2005, the board of directors approved the acceleration of the vesting of all then unvested stock options awarded to our directors in connection with our adoption of Financial Accounting Standards Board Statement No. 123R “Share-Based Payment” as of January 1, 2006.

MEETINGS OF THE BOARD OF DIRECTORS

In 2005, the board of directors held 8 meetings. In 2005, each director attended more than 75% of the aggregate of: (i) the number of meetings of the board of directors held during the period he served on the board; and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors has established an Audit Committee and a Compensation Committee, each of which is briefly described below. The board of directors does not have a standing Nominating Committee, but the Compensation Committee fulfills the function of the Nominating Committee.

Audit Committee. The Audit Committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Messrs. Famadas, Perrone, Rosinus and Valle, met 11 times in 2005. The board of directors has determined that each of Messrs. Famadas, Perrone, Rosinus and Valle is independent as defined in applicable rules of the American Stock Exchange Company Guide (the “AMEX Company Guide”) and Rule 10A-3 of the Exchange Act and that Mr. Famadas qualifies as an “audit committee financial expert” as defined under Item 401 of Regulation S-B. The board of directors has adopted a written Audit Committee Charter, which is attached hereto as Appendix B.

Compensation Committee. The Compensation Committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations to the independent members of the board of directors with respect to compensation of the Chief Executive Officer. The Compensation Committee advises and makes recommendations to the board of directors on all matters concerning directorships, including the selection of candidates as nominees for election as directors and committee membership. The Compensation Committee is responsible for developing corporate governance policies and administering the Code of Ethics. The Compensation Committee also recommends potential successors for key management. The Compensation Committee, which currently consists of Messrs. Famadas, Marinello, Partridge, Perrone, Rosinus and Valle, met 2 times in 2005. The board of directors has determined that each of Messrs. Famadas, Marinello, Partridge, Perrone, Rosinus and Valle is independent as defined in applicable rules of the AMEX Company Guide and is a non-employee director as defined in Rule 16b-3(b)(3) of the Exchange Act.

INDEPENDENCE OF THE BOARD OF DIRECTORS

The board of directors has determined that each of Messrs. Famadas, Marinello, Partridge, Perrone, Rosinus and Valle is independent as defined in applicable rules of the AMEX Company Guide. As a result, a majority of the members of the board of directors are independent as defined in applicable rules of the AMEX Company Guide.

DIRECTOR NOMINATION PROCESS

General Information. We do not have a standing Nominating Committee of the board of directors. The Compensation Committee is responsible for, among other matters, determining the board member qualifications needed to strengthen and balance the board of directors, establishing criteria for selecting new directors, recommending nominees for director and recommending directors for membership on various committees of the board of directors for consideration of the full board.

Consideration of Director Candidates Recommended or Nominated by Stockholders. The Compensation Committee will consider properly submitted stockholder recommendations of director candidates. A stockholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Compensation Committee at: 3400 Coral Way, Miami, Florida 33145. Such letter must be signed and dated and the following information must be included in or attached to the letter:

•

name and address of the stockholder making the recommendation;

•

proof that the stockholder was the stockholder of record, and/or beneficial owner, of the common stock as of the date of the letter;

•

the name, address and resume of the recommended nominee;

•

all other information regarding the stockholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•

written confirmation executed by the proposed nominee to serve as a director if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for next year’s annual meeting of stockholders is February 13, 2007, provided the stockholder making the recommendation would like the Compensation Committee to consider recommending such candidate to the independent members of the board of directors for inclusion in the proxy materials for the next year’s annual meeting of stockholders.

Director Qualifications. In order to be nominated for director, a candidate must meet the following criteria:

•

the director must be a natural person over 21 years of age;

•

the director should have high-level business experience;

•

the director should have knowledge about the issues affecting our business and the industry in which we operate;

•

the director should have high moral character and share our values; and

•

the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of our documents, SEC filings and other materials and the attendance of the board of directors and committee meetings, as applicable.

Additional special criteria apply to directors being considered to serve on a particular committee of the board of directors, including, but not limited to, the Audit Committee. For instance, the Compensation Committee will review whether the director nominee is independent, as independence is defined in the AMEX Company Guide.

Identifying and Evaluating Nominees for Director. The Compensation Committee assesses the appropriate size of the board of directors in accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, whether any vacancies on the board of directors are expected and which incumbent directors will stand for reelection at the next annual meeting of stockholders. If a vacancy is anticipated, or otherwise arises, the Compensation Committee considers candidates for director suggested by members of the Compensation Committee and other members of the board of directors, as well as management, stockholders and other parties, and makes recommendations to the independent members of the board of directors regarding proposed candidates to fill the vacancy. The Compensation Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for reelection as described below, there are no differences in the manner in which the Compensation Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Compensation Committee reviews such director’s service to us during the past term, including, but not limited to, the number of board of directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a member of the board of directors outlined above, including the director’s independence, as well as any special qualifications required for a member of a committee of the board of directors if such director serves on one or more committees of the board of directors and makes a recommendation regarding such director’s nomination for reelection to the full board of directors. When a member of the Compensation Committee is an incumbent director eligible to stand for reelection, such director does not participate in the discussion of his or her recommendation for nomination for reelection.

In the case of a new director candidate, the Compensation Committee will evaluate whether the nominee is independent, as independence is defined in the AMEX Company Guide, and whether the nominee meets the qualifications for a member of the board of directors outlined above, as well as any special qualifications applicable to a member of a committee of the board of directors on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Compensation Committee determines whether it should interview the nominee, and if warranted, one or more members of the Compensation Committee interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Compensation Committee makes a recommendation to the independent members of the board of directors as to whether to nominate the nominee for election at the annual meeting of stockholders. Nonetheless, pursuant to the Employment Agreement between us and Michael Golden, our President and Chief Executive Officer, the board of directors agreed to cause Mr. Golden to be nominated to the board of directors throughout the term of his employment agreement. See “Employment Contracts and Termination of Employment Arrangements” below for a more detailed description of the employment agreement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Sun American Bancorp (the “Company”) has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiary with management of the Company and Crowe Chizek and Company LLC, independent public accountants for the Company. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.

The Audit Committee has discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received the written disclosures and confirming letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Crowe Chizek and Company LLC their independence from the Company.

Based on these reviews and discussions with management of the Company and Crowe Chizek and Company LLC referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.

Audit Committee

Nelson Famadas	Stephen L. Perrone	Michael F. Rosinus	Alberto Valle

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate issues or concerns regarding our business or the functions of the board of directors to the board of directors or individual members of the board of directors, including the Chairman of the Board’s Compensation Committee or Audit Committee, c/o the Secretary, Sun American Bancorp, 3400 Coral Way, Miami, Florida 33145.

The Secretary will review all correspondence and will create a log of all correspondence received. The Secretary will periodically forward any correspondence received from a stockholder that deals with concerns regarding our business or with the functions of the board of directors or which the Secretary otherwise determines requires the attention of the board of directors, to the board of directors or to the member of the board of directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence. Concerns relating to questionable accounting, internal controls or auditing matters will be brought to the attention of the board of directors in accordance with the procedures established by the Audit Committee with respect to such matters and set forth in our Whistle Blower Policy.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

The board of directors has adopted a policy that a majority of our directors attend the annual meeting of stockholders. All of our directors attended last year’s annual meeting of stockholders, except for Michael Rosinus, who was appointed to the board of directors in November 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information relating to all compensation awarded to, earned by or paid to the Named Executive Officers, for services rendered in all capacities to us and our subsidiaries during the fiscal years ended December 31, 2005, 2004 and 2003.

Long-Term Compensation
		Annual Compensation				Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($) (2), (3)	Securities Underlying Options (#)	All Other Compensation ($) (4)
Michael E. Golden Director, President and Chief Executive Officer of the company and Chairman and Chief Executive Officer of the bank	2005 2004 2003	$200,000 $130,000 $125,000		$137,500 $ 5,000 $ 3,500	$10,800 $10,800 $11,400	140,000 150,000 19,000	$11,196 $11,196 $11,196
Hugo A. Castro Secretary of the company and President of the bank	2005 2004 2003	$175,000 $130,000 $125,000		$ 50,000 $ 5,000 $ 3,500	$10,800 $10,800 $11,400	90,000 25,000 19,000	$ 9,800 $ 9,800 $ 9,800
Robert L. Nichols Chief Financial Officer of the company and President of the Executive Committee and Chief Financial Officer of the bank	2005 2004 2003	$133,958 $ 74,347 —	(1)	$ 50,000 $ 10,000 —	$ 3,000 — —	25,000 75,000 —	— — —
Robert K. Garrett Executive Vice President and Chief Lending Officer of the bank	2005 2004 2003	$ 93,750 $ 80,035 $ 76,763		$ 20,000 $ 10,000 $ 1,500	$ 3,000 $ 3,000 $ 2,750	35,000 5,000 4,000	— — —
Alfredo M. Barreiro Executive Vice President and Chief Operating Officer of the bank	2005 2004 2003	$ 90,000 $ 73,360 $ 65,017		$ 20,000 $ 10,000 $ 5,500	$ 1,500 — —	20,000 30,000 16,000	— — —

———————

(1)

Mr. Nichols’ employment with us commenced in April 2004.

(2)

Represents a monthly car allowance.

(3)

We rent an apartment in Miami, Florida at a monthly rent of $1,550. The apartment is used primarily for business purposes, but is available and has been used infrequently by our executive officers for personal purposes.

(4)

Represents the life insurance premium paid by us on behalf of Mr. Golden and Mr. Castro.

Option Grants in Fiscal Year 2005

The following table sets forth information regarding options to purchase shares of common stock granted to the Named Executive Officers during 2005.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (1)	Expiration Date
Michael E. Golden	140,000	25%	$4.25	07/21/2015
Hugo A. Castro	90,000	16%	$4.25	07/21/2015
Robert L. Nichols	25,000	4%	$4.25	07/21/2015
Robert K. Garrett	35,000	6%	$4.25	07/21/2015
Alfredo M. Barreiro	20,000	4%	$4.25	07/21/2015

———————

(1)

Represents the market price on the grant date.

Aggregated Option Exercises in Fiscal Year 2005 and Fiscal Year-End Option Value

The following table sets forth certain information concerning exercises of options by the Named Executive Officers during 2005, as well as information concerning unexercised stock options held as of December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael E. Golden	—	—	309,000	—	$325,450	—
Hugo A. Castro	—	—	184,000	—	$229,200	—
Robert L. Nichols	—	—	35,000	65,000	$ 53,850	$82,650
Robert K. Garrett	—	—	27,200	31,800	$ 41,900	$11,150
Alfredo M. Barreiro	—	—	28,800	37,200	$ 48,080	$40,820

———————

(1)

Represents the aggregate market value (market price of common stock less the exercise price) of the options granted based upon the closing price of the common stock as reported on the American Stock Exchange on December 30, 2005, the last trading day for such year, of $4.40 per share.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

On May 22, 2006, we and the Bank, entered into an Employment Agreement with Michael Golden, our director, President and Chief Executive Officer and Chairman and Chief Executive Officer of the Bank. In these capacities, Mr. Golden will be responsible for overseeing and managing our and the Bank’s day-to-day business, operations and strategy and will report directly to the board of directors.

Mr. Golden will be employed for an initial term of one year commencing on January 1, 2006 and ending December 31, 2006. The agreement will be extended automatically each year on the anniversary date of the initial term for an additional one year term unless either party provides written notice at least 30 days prior to the end of the extended term.

During the initial term, Mr. Golden will receive an annual base salary of $275,000 and quarterly performance bonuses of $25,000. The Compensation Committee of the board of directors will pay Mr. Golden the performance bonuses if we and the Bank meet, or, in the discretion of the Compensation Committee, substantially meet, certain established financial goals based upon our approved 2006 budget. To the extent a performance goal is not met in a particular quarter, the Compensation Committee can pay Mr. Golden the missed quarterly bonus as part of the following quarter’s bonus if the performance goal is met by the end of the following quarter. By way of example, if a performance goal is not met in the first quarter, but is met by the end of the second quarter, Mr. Golden’s second quarter bonus will include the missed bonus for the first quarter and he will receive a $50,000 bonus. An additional bonus may be paid to Mr. Golden at the fiscal year end if certain financial goals are exceeded. The amount of such bonus, if any, will be determined, on a discretionary basis, by the Compensation Committee. As part of his annual compensation package, on April 19, 2006, the Compensation Committee approved the issuance of options to purchase 150,000 shares of our common stock and 50,000 shares of restricted stock to Mr. Golden. In addition, Mr. Golden may be entitled to a sale bonus in connection with any future sale of us or the Bank, although no such sale is contemplated at this time, the terms of which will be determined by us and Mr. Golden within 90 days of May 22, 2006.

Mr. Golden is also entitled to a $900 per month car allowance, participation in the insurance, health and medical benefits that are generally made available to our senior executives, payment of the premium of the life insurance policy payable to his beneficiaries, 4 weeks of vacation, reimbursement of necessary and reasonable expenses incurred or paid by him in connection with the performance of his duties, and such other benefits as may be provided to our other senior executives, including participation in our 401(k) plan and stock option plans.

We also agreed to indemnify Mr. Golden against all claims, actions, suits, proceedings, liabilities, damages, fines, costs and expenses that he may incur in connection with the performance of his duties. During the employment term and for a period of 3 years thereafter, we will maintain directors and officers liability insurance coverage on behalf of Mr. Golden at whatever amount we deem reasonable.

We and our board of directors agreed to cause Mr. Golden to be nominated to be elected as a director to the board of directors each time his term as a director is set to expire.

Pursuant to the terms of the agreement, Mr. Golden cannot, anywhere in the United States, directly or indirectly,: (i) acquire, or own in any manner, any interest in any entity that engages in our or the Bank’s business (collectively, the “Business”) or that engages in any business, activity or enterprise that competes with any aspect of the Business; or (ii) be interested in, or otherwise participate in the management or operation of, any entity that engages in any business, activity or enterprise that competes with any aspect of the Business. Mr. Golden can serve as an officer or director of any entity or business enterprise, or otherwise participate in educational, welfare, social, religious and civic organizations, provided that he does not serve as a director or officer of any entity or business enterprise that engages in a business that competes directly with the Business. Mr. Golden is permitted to make investments in the securities of any entity or business enterprise, provided that he cannot make any investments in the securities of any entity or business enterprise that engages in a business that competes directly with the Business.

In the event of Mr. Golden’s death, the agreement automatically terminates and in the event of his incapacity, the agreement may be terminated by us upon written notice. In either event, we will pay to Mr. Golden, his estate, or his legal representative, as applicable,: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term; (ii) the performance bonus; (iii) the sale bonus; and (iv) any business expenses that were properly reimbursable to him through the date of termination.

We can terminate Mr. Golden’s employment at any time for “cause,” as defined below, upon written notice. In the event Mr. Golden’s employment is terminated by us for cause or he voluntarily terminates his employment prior to the end of the employment term upon 90 days’ prior written notice, we will pay to him: (i) the base salary through the date of termination; (ii) any accrued, but unpaid, performance bonus and sale bonus; and (iii) any business expenses that were properly reimbursable to him through the date of termination. “Cause” is defined in the agreement to include: (i) the material breach by Mr. Golden of any of the material terms or provisions of the agreement; (ii) the willful misconduct of Mr. Golden in connection with the performance of his material duties or his willful refusal to perform all or any portion of his material duties and responsibilities; or (iii) fraud, criminal conduct, material dishonestly or breach of trust or embezzlement by Mr. Golden.

We can terminate Mr. Golden’s employment without cause at any time upon 30 days’ prior written notice. In such event, the agreement requires us to pay to Mr. Golden, in accordance with our regular payroll policy: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term (the “Severance Period”); (ii) the performance bonus; (iii) the sale bonus; (iv) any business expenses that were properly reimbursable to him through the date of termination; and (v) during the Severance Period, the health and medical insurance and other benefits that were provided to him prior to termination. In addition, any stock options granted by us to Mr. Golden that have not vested or are not exercisable on the date of termination will automatically vest and become immediately exercisable.

Mr. Golden can terminate his employment for “good reason,” as defined below, upon notice to us within 30 days after he has actual knowledge of the event providing such good reason and we fail to cure the event within 30 days following the notice. If Mr. Golden terminates his employment for good reason, it will have the same effect and afford him the same rights and benefits as if we terminated his employment without cause. “Good reason” means the occurrence of any of the following events: (i) Mr. Golden is not retained as our Chief Executive Officer even if he is allowed to continue in our employ; (ii) we materially reduce his duties and responsibilities; (iii) he is removed from his position as a member of our board of directors for any reason other than in connection with his termination for cause; or (iv) we fail to perform or observe any of our material obligations to him under the agreement, including, without limitation, by failing to provide or cause the provision of, any compensation or benefits that we are obligated to provide.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 with respect to compensation plans under which the Company’s equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights Column (a)	Weighted–average exercise price of outstanding options, warrants and rights Column (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) Column (c)
Equity compensation plans approved by security holders (1)	2,024,900	$3.41	2,210,300
Equity compensation plans not approved by security holders (2)	90,130	$2.18	—
Total	2,115,030	$3.36	2,210,300

———————

(1)

The Company has three equity compensation plans: (i) the Amended and Restated Directors Stock Option Plan; (ii) the Amended and Restated Incentive Stock Option Plan; and (iii) the 2005 Stock Option and Stock Incentive Plan.

As of December 31, 2005, the Company’s stockholders approved a maximum of 1,000,000 shares of common stock to be issued under the Amended and Restated Directors Stock Option Plan and there were options to purchase 777,700 shares of common stock outstanding.

As of December 31, 2005, the Company’s stockholders approved a maximum of 1,000,000 shares of common stock to be issued under the Amended and Restated Incentive Stock Option Plan and there were options to purchase 982,200 shares of common stock outstanding.

As of December 31, 2005, the Company’s stockholders approved a maximum of 2,000,000 shares of common stock to be issued under the 2005 Stock Option and Stock Incentive Plan and there were options to purchase 215,000 shares of common stock outstanding.

As of December 31, 2005, the Company’s stockholders approved a maximum of 250,000 shares of common stock to be issued under the Warrant Plan and there were warrants to purchase 50,000 shares of common stock outstanding.

(2)

The Company has “individual compensation arrangements,” as such term is defined in Instruction 2 to Paragraph (d) of Item 201 of Regulation S-B, with: (i) three former directors; (ii) one former employee; (iii) Hugo Castro, our Secretary and President of the Bank; and (iv) Robert Garrett, Executive Vice President and Chief Lending Officer of the Bank.

As of December 31, 2005, the three former directors owned options to purchase 13,557 shares of common stock.  Options to purchase 1,557 shares of common stock had an exercise price of $1.50 per share and expired January 31, 2006.  Options to purchase 12,000 shares of common stock have an exercise price of $2.35 per share and expire January 31, 2012.

As of December 31, 2005, the former employee owned options to purchase 11,573 shares of common stock, which have an exercise price of $3.75 per share and expire July 1, 2008.

As of December 31, 2005, Mr. Castro owned options to purchase 50,000 shares of common stock, which have an exercise price of $1.75 per share and expire April 1, 2010.

As of December 31, 2005, Mr. Garrett owned options to purchase 15,000 shares of common stock, which have an exercise price of $2.35 per share and expire April 1, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Christine Golden, the former spouse of Michael Golden, our director, President and Chief Executive Officer, was the sole owner of the issued and outstanding shares of Franklin National Financial Holding, LLC, which was the parent company of Franklin National Financial Group, LLC, referred as to Franklin Group, a registered securities broker-dealer. On August 15, 2003, Franklin Group entered into a Networking Arrangement with us and the Bank for Franklin Group to provide securities broker-dealer services to Bank customers at the Bank’s branches, and for the Bank to receive a fee from this arrangement. According to the Networking Arrangement, Franklin Group would pay the Bank a fee for utilizing space at its branches. Franklin Group would be permitted to advertise its broker-dealer services at the Bank’s branches and enter into agreements with customers for brokerage services. The Bank sampled rents from other similar arrangements to determine the rent to be charged Franklin Group. Members of our board of directors were aware of the relationship between Mr. Golden and Franklin Group and consented to the arrangement. The board of directors took no further steps in this matter. The Bank was not involved in the brokerage relationship between its customers and Franklin Group nor did the Bank receive any compensation or fee for brokerage transactions or services provided by Franklin Group. Franklin Group never commenced operations at the Bank’s branches as contemplated by the Networking Arrangement and went out of business during 2005.

Franklin Group was a placement agent for one of our private placements in 2005. In connection with the private placement, Franklin Group received $639,600, consisting of $487,250 of sales commission and $152,350 of non-accountable expense allowance. Franklin Group also received warrants to purchase 146,670 shares of common stock at an exercise price of $4.25 per share.

Brett Golden, the son of Michael Golden, our director, President and Chief Executive Officer, is the majority owner of Colonial Capital Partners LLC, referred to as Colonial, which was a placement agent for our private placements in 2005. In connection with our private placements, Colonial received $2,064,618, consisting of $1,513,348 of sales commission and $551,270 of non-accountable expense allowance. Colonial also received warrants to purchase 545,400 shares of common stock at an exercise price of $4.00 per share.

In March 2005, the Bank extended two lines of credit to business entities affiliated with Stephen Perrone, our director and a director of the Bank, in the aggregate principal amount of approximately $5.9 million. The lines of credit are secured by real estate. On March 31, 2006, the amount outstanding under the lines of credit was approximately $5.9 million, which amount does not exceed the appraised value of the real estate securing the lines of credit, and the loans were considered performing in accordance with their terms.

On March 30, 2005, the Bank provided a loan to Leonard Marinello, our director, in the aggregate principal amount of $200,000. The loan was unsecured and repaid in full by Mr. Marinello on October 19, 2005.

On April 18, 2005, the Bank provided a loan to Dr. Nelson Famadas, our director and a director of the Bank, in the aggregate principal amount of $800,000. The loan was secured by real estate and repaid in full by Dr. Famadas on June 3, 2005.

On October 3, 2005, the Bank provided a bridge loan of up to $500,000 to Robert Nichols, our Chief Financial Officer. The bridge loan was unsecured, had a term of 90 days and an interest rate equal to the prime rate. The bridge loan was repaid in full by Mr. Nichols on December 29, 2005.

On November 15, 2005, the Bank provided a consumer loan in the amount of $150,000 to Michael Golden, our director, President and Chief Executive Officer and a director of the Bank. The consumer loan was unsecured, had a term of six months and an interest rate equal to the prime rate. The consumer loan was repaid in full by Mr. Golden on December 23, 2005.

We believe that each of the loans discussed above was provided in the ordinary course of the consumer credit business of the Bank and is on the same terms and conditions as loans made by the Bank to unrelated third parties. All loans to officers and directors are made in accordance with Regulation O, under the same terms available to the general public without preferential treatment.

On October 31, 2005, the Bank employed Ron Golden, the brother of Michael Golden, our director, President and Chief Executive Officer, as Vice President, Construction Lending. Ron Golden’s base salary is $95,000. From April 2005 to October 31, 2005, he was a consultant to the Bank and earned $61,000.

We have engaged Colonial as a broker in connection with the acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank. Colonial will be entitled to a commission of 40 basis points on the value of the purchase price of Beach Bank as of the date of closing of the acquisition. See “Proposal 3 – Approval of the Issuance and Sale of up to 4,500,000 Shares of Common Stock in Connection with Our Acquisition of Substantially all the Assets, and Assumption of Substantially all the Liabilities, of Beach Bank” below.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Crowe Chizek and Company LLC, referred to as Crowe Chizek, has served as our independent public accountants since 2002 and has been selected by the Audit Committee to continue for the year ended December 31, 2006. One or more representatives of Crowe Chizek are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

Audit Fees

The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-QSB for such fiscal year were approximately $101,000. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2004 and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-QSB for such fiscal year were approximately $80,000.

Audit-Related Fees

The aggregate fees billed by Crowe Chizek for professional services rendered for assurance and related services for the fiscal years ended December 31, 2005 and 2004 were $14,800 and $11,000, respectively. These fees related to services performed by Crowe Chizek in connection with providing its consent to include, or incorporate by reference, our annual financial statements in filings with the SEC, including registration statements and proxy statements.

Tax Fees

The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2005 and 2004 were $13,991 and $11,200, respectively. Tax services included federal and state tax reviews and consulting services.

All Other Fees

The aggregate fees billed by Crowe Chizek for professional services rendered, other than the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” for the fiscal years ended December 31, 2005 and 2004 were $13,493 and $70,700, respectively. The fees in 2005 related to the costs of the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and to potential acquisitions by the Bank. The fees in 2004 related to services performed by Crowe Chizek in connection with our acquisition of Gulf Bank in 2004.

The Audit Committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Chairman of the Audit Committee whose action shall be considered to be that of the entire Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all of these filing requirements were complied with by our officers and directors and by the beneficial owners of more than 10% of our common stock, except that Mr. Barreiro filed his Form 3 late and two Forms 4 late reflecting three transactions, Mr. Castro filed one Form 4 late reflecting one transaction, Dr. Famadas filed one Form 4 late reflecting one transaction, Mr. Garrett filed his Form 3 late and one Form 4 late reflecting one transaction, Mr. Golden filed two Forms 4 late reflecting seven transactions, Mr. Marinello filed one Form 4 late reflecting one transaction, Mr. Nichols filed one Form 4 late reflecting one transaction, Mr. Partridge filed one Form 4 late reflecting one transaction, Mr. Perrone filed three Forms 4 late reflecting four transactions, Mr. Rosinus filed one Form 4 late reflecting two transactions, William T. Ross, Executive Vice President, Sales and Service, of the Bank filed his Form 3 late and one Form 4 late reflecting one transaction, and Mr. Valle filed one Form 4 late reflecting one transaction. In making the foregoing statements, we have relied upon copies of the reports received by us and certain written representations.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 50,000,000

Subject to stockholder approval at the annual meeting, our board of directors adopted an amendment, referred to as the amendment in this proxy statement, to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000. The board of directors approved the restatement of the Amended and Restated Certificate of Incorporation to include the amendment. The complete text of the proposed Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of our common stock is necessary to approve this Proposal 2.

Reasons for the Amendment and Restatement of the Amended and Restated Certificate of Incorporation. If Proposal 2 is approved by the stockholders at the annual meeting, our Amended and Restated Certificate of Incorporation will provide for 55,000,000 authorized shares consisting of 50,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. Our board of directors believes it is in our and our stockholders’ best interests to increase the number of shares of common stock that we are authorized to issue in order to provide for future issuances of common stock for any proper corporate purpose, such as to acquire other companies, banks or other financial institutions, to raise capital, and to redeem outstanding warrants or other securities.

On Mary 17, 2006, the Bank and we entered into an asset acquisition and assumption agreement, referred to as the acquisition agreement, with Beach Bank, a Florida commercial banking association, referred to as Beach Bank. Pursuant to the acquisition agreement, at the closing, we will issue up to 4,500,000 shares of our common stock as consideration for the acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank, referred to as the acquisition transaction. See Proposal 3 for a more detailed description of the terms and conditions of the acquisition transaction.

Our current Amended and Restated Certificate of Incorporation provides for 45,000,000 authorized shares consisting of 40,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the record date, there were [18,822,652] shares of common stock issued and outstanding and there were no shares of preferred stock issued and outstanding. We reserved [18,330,341] shares of common stock for issuance in connection with previously issued securities, which are exercisable or convertible into shares of our common stock and, therefore, we have authority to issue only [2,847,007] shares. We will be unable to consummate the acquisition transaction unless our Amended and Restated Certificate of Incorporation is amended to authorize the issuance of additional shares of common stock.

Amendment and Restatement of the Amended and Restated Certificate of Incorporation. If the Amended and Restated Certificate of Incorporation is approved by the stockholders at the annual meeting, the first paragraph of Article FOURTH will be revised to read as follows:

FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, as more fully described below (the “Preferred Stock”).

Upon stockholder approval, if any, the Amended and Restated Certificate of Incorporation will be amended and restated to read in the form attached hereto as Appendix A.

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment and restatement of our Amended and Restated Certificate of Incorporation.

Dilutive and Other Effects of Potential New Stock Issuances. The additional shares of common stock, if authorized by the adoption of this amendment, would have rights that are identical to the currently issued and outstanding shares of common stock. Adoption of this amendment and any issuance of additional shares of common stock may result in the dilution of the equity interests of existing common stockholders, reduce the proportionate voting power of existing common stockholders and may decrease the market value per share of common stock.

Although our stockholders generally do not have preemptive rights with respect to our common stock, on April 17, 2003, we entered into a participation agreement with each of McAlpine Park Lane, Inc. and McAlpine Ltd., referred to as the McAlpine entities, in connection with the sale of shares of our common stock and warrants to purchase shares of our common stock to the McAlpine entities. Under the participation agreements, the McAlpine entities have the right to purchase: (i) shares of our common stock; (ii) warrants to purchase shares of our common stock; and (iii) any security convertible into or exchangeable for our common stock or warrants offered by us in any private or public offering in an amount that will allow the McAlpine entities to maintain their respective beneficial ownership of our securities, as determined by the formula specified in the participation agreements. We must notify the McAlpine entities of all of our private and public offerings, and the McAlpine entities are required to notify us of their intention to exercise their participation rights within 30 days of the beginning of such private or public offering.

On August 2, 2005, we entered into a securities purchase agreement with several investors in connection with the sale of shares of our common stock and warrants to purchase shares of our common stock to such investors. Pursuant to the terms of the securities purchase agreement, in certain future issuances and subject to certain exemptions, each investor whose subscription amount exceeded $1.0 million, referred to as a first refusal purchaser in this proxy statement, is entitled to purchase such number of new securities in such new issuance at the price and on the terms proposed in such new issuance that would maintain the investor’s proportionate ownership of common stock, on a fully diluted basis, as of the date immediately preceding the new issuance. The right of first refusal expires on the third anniversary of the closing date with respect to each such first refusal purchaser. We must notify the first refusal purchasers of all applicable offerings, and the first refusal purchasers are required to notify us of their intention to exercise their first refusal rights within five business days after the receipt of such notice.

Notwithstanding the foregoing, neither the McAlpine entities nor the first refusal purchasers have participation or first refusal rights, as applicable, as a result of the acquisition transaction.

Subject to certain limitations described below, our board of directors may issue authorized, but unissued, shares of our common stock without further stockholder approval. Except as described in Proposal 3 below, the board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of our common stock or securities convertible or exercisable into shares of our common stock, unless such stockholder approval is required by the Delaware law, the rules of any exchange or other market on which our securities may then be listed or traded, our charter or bylaws then in effect, or other applicable rules and regulations. See “Dilutive and Other Effects of the Approval of This Proposal 3” below for a more detailed description of the effect of the acquisition transaction described in Proposal 3.

Anti-Takeover Effect of Increase in Authorized Common Stock. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws contain certain provisions, including, but not limited to,: (i) a provision authorizing our board of directors to issue up to 5,000,000 shares of preferred stock in one or more series and fix the powers, designations, preferences and rights of such shares of preferred stock without any stockholder approval; (ii) a provision establishing our classified board of directors; (iii) a provision requiring supermajority stockholder approval to amend the section of the Amended and Restated Certificate of Incorporation regarding the classified board of directors; and (iv) a provision related to the calling of a special meeting of stockholders that may be considered to have an anti-takeover effect.

The proposed increase in the authorized number of shares of common stock could, in some situations, also have the effect of discouraging unsolicited takeover attempts and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the board of directors is not aware of any attempts to take control of the company and has not presented this proposal with the intent that it be utilized as an anti-takeover device.

Effective Date/Termination of the Amendment and Restatement of the Amended and Restated Certificate of Incorporation. The effective date of the amendment and the corresponding restatement will be the date on which the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware following the approval of stockholders, which date will be selected by our board of directors. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment and the related restatement of the Amended and Restated Certificate of Incorporation is no longer in our or our stockholders’ best interests, then the amendment and the restatement of the Amended and Restated Certificate of Incorporation may be abandoned without any further action by the stockholders.

Principal Effect of Non-Approval of Proposal 2. If our stockholders do not approve this Proposal 2, we will be unable to consummate the acquisition transaction described in Proposal 3 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 – APPROVAL OF THE ISSUANCE AND SALE OF UP TO 4,500,000 SHARES OF COMMON STOCK IN CONNECTION WITH OUR ACQUISITION OF SUBSTANTIALLY ALL THE ASSETS, AND ASSUMPTION OF SUBSTANTIALLY ALL THE LIABILITIES, OF BEACH BANK

Subject to stockholder approval of this Proposal 3 and the amendment and restatement of our Amended and Restated Certificate of Incorporation as described in Proposal 2 above, our board of directors approved the issuance of up to 4,500,000 shares of common stock in connection with the acquisition transaction described below. The description of the acquisition transaction in this proxy statement is not intended to constitute an offer, or the solicitation of an offer, to purchase our common stock to be offered in the acquisition transaction.

Required Vote. Under Section 710 of the AMEX Company Guide, this Proposal 3 should be approved by the majority of the votes cast, either in person or by proxy, at the annual meeting.

Reasons for the Acquisition Transaction. Our board of directors believes that the acquisition transaction is in our and our stockholders’ best interests. The board of directors believes the acquisition transaction is consistent with our growth strategy, which focuses on, among other matters, acquisitions of Florida community banks.

Terms of the Acquisition Transaction. On May 17, 2006, Beach Bank, the Bank and we entered into the acquisition agreement.

Beach Bank is a Florida chartered commercial bank, headquartered in Miami Beach, Florida. At March 31, 2006, based on the unaudited financial information provided by Beach Bank, it had total assets of $119.6 million, deposits of $106.2 million, total loans of $76.2 million and stockholders’ equity of $9.1 million. At March 31, 2006, Beach Bank’s total risk based capital ratio was 12.95%.

Beach Bank commenced operations in May 2002 and offers commercial real estate, lines of credit and term loans to businesses through its branch offices in Miami Beach and Pinecrest, Florida. At March 31, 2006, Beach Bank offered commercial loans to businesses and home equity, auto and boat loans to individuals. Beach Bank’s market area is Dade County located in southeastern Florida. Beach Bank also offers checking, savings and certificates of deposit to its customers.

Beach Bank is regulated by the FDIC and the Florida Division of Banking and its deposits are insured up to applicable limits by the FDIC.

Description of the Material Terms and Conditions of the Acquisition Agreement

The following is a summary of the material provisions of the acquisition agreement.  This summary is qualified in its entirety by reference to the acquisition agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 23, 2006.  We urge you to read the acquisition agreement in its entirety.

Acquisition Transaction Consideration

As provided in the acquisition agreement, the total dollar value of the shares of our common stock to be issued and delivered by us, as consideration for the purchase of the assets and the assumption of the obligations shall be determined by multiplying 2.35 times the book value of Beach Bank calculated based upon the closing balance sheet subject to adjustment, and further determined in accordance with the procedures of the acquisition agreement; provided, however that with respect to the exercised stock or the excess capital, the total dollar value of the shares of our common stock issuable by us in exchange therefore shall be determined by multiplying 1.0 times the book value of such exercised stock or excess capital calculated based upon the closing balance sheet.  Notwithstanding anything in the acquisition agreement to the contrary, we may elect to pay up to $100,000 of the acquisition transaction consideration in cash, which shall be delivered to the escrow agent and used to pay certain fees and expenses as provided in the escrow agreement.

The value per share of our common stock to be issued and delivered in the acquisition transaction shall be determined based upon the average closing price per share of our common stock over a 20 trading day period preceding the date of the acquisition agreement; provided that for the purpose of calculating the average closing price of our common stock, the range to be used in the calculation shall be no lower than $4.60 and no higher than $5.15 per share regardless of where our common stock trades during such 20 day period; and, provided further, that the final price, regardless of the averaging process, will be no higher than $5.00 and no lower than $4.60 per share.

Based upon the estimated book value of Beach Bank upon the closing and without giving effect to any closing adjustments required by the acquisition agreement, we estimate that we will issue up to 4,500,000 shares in the acquisition transaction.

Assets Acquired

At the closing, Beach Bank will, validly and effectively, grant, sell, convey and assign to the Bank, upon and subject to the terms and conditions of the acquisition agreement, all right, title and interest in and to all the assets, properties and rights, tangible and intangible, which are used in, are necessary for, or otherwise constitute the business of Beach Bank other than excluded assets, and the Bank shall assume, subject to the terms and conditions of the acquisition agreement, the assumed obligations, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances or defects of title of any nature whatsoever.

Excluded Assets

We shall not acquire the Bank Charter of Beach Bank, and any rights, claims, or actions, pending or otherwise, against any person or under any policy of insurance relating, directly or indirectly, to any regulatory claim, potential regulatory claim or any other matter which could be the subject of any regulatory claim or similar action.

Excluded Liabilities

We will not assume any liability for any fines or penalties relating to or arising from regulatory claims.  Other than the assumed obligations, Beach Bank retains all liabilities that relate to the acquired assets or the business of Beach Bank that result from or arise out of any event, occurrence, transaction, action or inaction occurring prior to the closing, including, without limitation, liabilities under any “employee pension benefit plan” or “employee welfare benefit plan” any product liability, warranty or other claims arising out of or relating to any service sold by Beach Bank at any time before closing, any claims by any third party under any bulk sales law, and any claims relating to patent or trademark infringement, taxes, workers compensation, real estate or environmental, health or safety matters.

Payment of Acquisition Transaction Consideration

At the closing, we shall issue and deliver to Beach Bank and the escrow agent, as applicable, certificates representing an amount of shares of our common stock equal to (i) the acquisition transaction consideration, divided by (ii) the per share value. We shall also deliver any cash payable with respect to any fractional shares.

Our shares shall be delivered as follows: (i) at closing, we shall deposit 75% of the shares, including up to $100,000 of cash consideration, with the escrow agent to be distributed in accordance with the terms of the acquisition agreement and the escrow agreement; and (ii) at closing, we shall deliver to Beach Bank the remaining 25% of the shares, plus any cash payable with respect to any fractional shares.  If, between the date of the acquisition agreement and the closing date: (i) our shares of common stock shall be changed (or we establish a record date for changing such shares that is prior to the closing date) into a different number or class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment; (ii) a stock dividend shall be declared (or we establish a record date for such dividend that is prior to the closing date) in respect of our common stock; or (iii) any distribution is made (or we establish a record date for such distribution that is prior to the closing date) in respect of our common stock other than a regular quarterly cash dividend consistent with past practice, proportionate adjustments shall be made to the per share value.

Cash shall be issued in lieu of fractional shares of our common stock in connection with the acquisition transaction pursuant to the formula provided in the acquisition agreement. No later than 60 days following the closing date, Beach Bank shall have prepared and delivered to us an audited final consolidated balance sheet of Beach Bank and its subsidiaries as of the date prior to closing. If any adjustment is required to be made to the closing balance sheet amount and results in an adjustment to the acquisition transaction consideration, then such adjustment shall be reflected in an adjustment to the escrow fund.

Representations and Warranties

The acquisition agreement contains various customary representations and warranties by Beach Bank relating to, among other things:

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organization, valid existence, good standing and similar corporate matters and the accuracy of its books and records;

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the capitalization of Beach Bank;

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the power and authority to execute and deliver the acquisition agreement and to consummate the transactions contemplated thereby and the submission to the Beach Bank’s stockholders to approve the acquisition agreement and to consummate the transactions contemplated thereby;

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absence of consents or approvals of or filings or registrations with any governmental entity;

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absence of violation of any provision of the governance documents of Beach Bank, or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or absence of a breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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existence of licenses, franchises and permits;

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timely filing of regulatory reports;

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the delivery of Beach Bank’s financial statements and the accuracy of information contained in the financial statements in addition to their conformity with generally accepted accounting principles;

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disclosure of Beach Bank’s deposits;

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broker’s or finder’s fees payable in connection with the acquisition agreement;

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real and personal property owned or leased by Beach Bank;

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Beach Bank’s intellectual property;

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the condition of the fixed assets and equipment;

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the absence of certain changes or events since December 31, 2005;

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the absence of legal proceedings of Beach Bank;

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compliance regarding tax matters;

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matters concerning Beach Bank’s employees;

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good title to each of the assets to be acquired and the sufficiency of these assets to conduct its business;

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disclosure of all material contracts;

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absence of any written agreement, consent agreement or memorandum of understanding, any commitment letter or similar undertaking to, any extraordinary supervisory letter from, or any board resolutions at the request of, any regulatory agency that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business;

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environmental matters;

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insurance policies held by Beach Bank;

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absence of facts or conditions relating to Beach Bank which would prevent the obtainment of regulatory approvals for the acquisition transaction;

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Beach Bank’s loan portfolio;

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absence of any restrictive provisions;

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absence of any agreement to sell or purchase Beach Bank’s assets;

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absence of misleading or untrue statements of a material fact;

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absence of undisclosed liabilities;

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adequacy of allowance for loan losses;

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compliance with laws;

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absence of material contract defaults; and

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other regulatory matters.

The acquisition agreement contains various customary representations and warranties by us relating to, among other things:

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our organization, valid existence, good standing and similar corporate matters and the accuracy of our books and records;

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our capitalization;

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our power and authority to execute and deliver the acquisition agreement and to consummate the transactions contemplated thereby and the absence of any violation of any provision of our governance documents or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or no breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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absence of consents or approvals of or filings or registrations with any governmental entity;

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disclosure of our SEC filings;

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filing of our regulatory reports;

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delivery of financial statements;

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absence of broker’s fees payable in connection with the acquisition transaction except as stated in the acquisition agreement;

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absence of certain changes or events;

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material compliance of the prospectus and the registration statement on Form S-4, referred to as the Form S-4, with the provisions of the Securities Act and the rules and regulations thereunder;

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compliance with laws;

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absence of ownership of Beach Bank common stock; and

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absence of facts or conditions that would prevent the obtainment of regulatory approvals for the acquisition transaction.

Covenants of Beach Bank

During the period from the date of the acquisition agreement and until the closing date, except as expressly contemplated or permitted by the acquisition agreement or with our prior written consent, Beach Bank shall carry on its business in the ordinary course consistent with past practice and shall not:

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seek or accept any infusion of capital from existing or potential shareholders;

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have capital in excess of the greater of: (i) that required by the FDIC Cease and Desist Order between the FDIC and Beach Bank dated November 15, 2004; or (ii) the capital reflected in the balance sheet as of March 31, 2006;

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make any capital expenditures other than those which: (i) are made in the ordinary course of business or are necessary to maintain existing assets in good repair; and (ii) in any event are in an amount of no more than $25,000 in the aggregate;

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enter into any new line of business or, other than in the ordinary course of business consistent with past practices, originate any new kinds of loans or originate any loans not consistent with past practice;

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acquire or agree to acquire, by any manner, a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets, other than in connection with foreclosures, settlements in lieu of foreclosure, or troubled loan or debt restructurings or in the ordinary course of business consistent with past practices;

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take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the acquisition agreement being or becoming untrue, or in any of the conditions to the acquisition transaction not being satisfied;

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change its methods of accounting in effect at December 31, 2005, except as required by changes in generally accepted accounting principles or regulatory accounting principles;

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adopt, amend, or terminate any employee benefit plan or any agreement, arrangement, plan or policy between Beach Bank or one or more of its current or former directors, officers or employees or any affiliate of any such person, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date of acquisition agreement;

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sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements; or acquire any broker deposits or increase the rates currently paid on Beach Bank’s deposit products, in an amount that exceeds the rates generally paid on similar products by other banking institutions in Beach Bank’s market area;

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incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

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file any application to relocate or terminate the operations of any of its banking offices;

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create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any contract, agreement or lease for goods, services or office space;

•

make any loans, including, but not limited to, loan purchases and loan participations, that are not on current market terms or at current market rates;

•

conduct any loan sales, except in the ordinary course of business;

•

take or cause to be taken any action that would or could reasonably be expected to prevent the acquisition transaction from qualifying as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended;

•

make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment, surrender any right to claim a refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment, or take any other similar action relating to the filing of any tax return or the payment of any tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the tax liability or decreasing any tax attribute of Beach Bank; or

•

agree to do any of the foregoing, except in the ordinary course of business.

Our Covenants

Except as otherwise contemplated by the acquisition agreement or consented to in writing by Beach Bank, we shall not:

•

declare or pay any dividends on or make any other distributions in respect of any of our capital stock;

•

create any new classes or series of stocks;

•

take any action that is intended or may reasonably be expected to result in any of our representations and warranties set forth in the acquisition agreement being or becoming untrue, or in any of the conditions to the acquisition transaction not being satisfied; or

•

take any action or enter into any agreement that could reasonably be expected to jeopardize or materially delay the receipt of any requisite regulatory approval.

Regulatory Matters

With the cooperation of Beach Bank, we shall promptly prepare and file, within 60 days after the filing of the documentation specified in the acquisition agreement, with the SEC the Form S-4 and a proxy statement to obtain approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock. Reasonable best efforts shall be used to have the Form S-4 declared effective and Beach Bank shall thereafter mail the prospectus and its proxy statement to its stockholders.

Reasonable best efforts shall be used to promptly, but in no event later than 30 days following the completion of the due diligence investigation, prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the acquisition agreement (including, without limitation, the acquisition transaction).

Access to Information and Due Diligence Investigation

Beach Bank shall make available to us all due diligence information reasonably requested by us. We shall complete our due diligence investigation within 30 days from the date of the acquisition agreement. All non-public information furnished to either party shall be kept confidential and in the event of the termination of the acquisition agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by the acquisition agreement.

Stockholder Meeting

Beach Bank shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders to be held as soon as is reasonably practicable after the date on which the Form S-4 becomes effective for the purpose of voting upon the approval of the acquisition agreement and the consummation of the transactions contemplated thereby. Beach Bank shall, through its board of directors, subject to its fiduciary duties, recommend to its stockholders that they approve of the acquisition agreement and the transactions contemplated thereby and such other matters as may be submitted to its stockholders in connection with the acquisition agreement.

Bank Charter

In the event Beach Bank maintains the existence of its Bank Charter, Beach Bank agrees not to allow or cause its Bank Charter to be used, operated or sold to any entity that is owned, controlled or otherwise is affiliated with or by any former Beach Bank director, officer or employee.

Conditions Precedent

The respective obligation of each party to effect the acquisition transaction shall be subject to the satisfaction at or prior to the closing date of the following conditions:

•

the acquisition agreement shall have been approved and adopted by the requisite vote of the holders of the outstanding shares of Beach Bank common stock under applicable law, and our stockholders shall approve an amendment to the Amended and Restated Certificate of Incorporation to increase the authorized number of shares;

•

our shares of common stock to be issued in the acquisition transaction shall have been authorized for listing on the AMEX;

•

all required regulatory approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired;

•

the Form S-4 shall have become effective under the Securities Act and no stop order shall have been issued, initiated or threatened by the SEC; and

•

no order, injunction or decree issued by any court or agency or prohibition preventing the consummation of the acquisition transaction shall be in effect.  No statute, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental entity which prohibits, restricts or makes illegal consummation of the acquisition transaction.

Conditions to Our Obligation

Our obligation to effect the acquisition transaction is also subject to our satisfaction or waiver at or prior to the closing date of the following conditions:

•

the representations and warranties of Beach Bank set forth in the acquisition agreement shall be true and correct as of the closing date;

•

Beach Bank shall have performed, in all material respects, all obligations required to be performed by it under the acquisition agreement at or prior to the closing date;

•

our receipt of a certificate of an executive officer of Beach Bank stating that, to his knowledge, certain conditions have been met;

•

each of the outside Beach Bank board members, shall have executed a non-competition agreement;

•

we shall have completed our due diligence to our full satisfaction; and

•

Beach Bank shall have obtained the consent of the sublessor on the sublease on their main office.

Conditions to Beach Bank’s Obligations

The obligation of Beach Bank to effect the acquisition transaction is also subject to the satisfaction or waiver by Beach Bank at or prior to the closing date of the following conditions:

•

our representations and warranties set forth in the acquisition agreement shall be true and correct as of the closing date;

•

we shall have performed in all material respects all obligations required to be performed by us under the acquisition agreement at or prior to the closing date; and

•

Beach Bank’s receipt of a certificate of an executive officer stating that, to his knowledge, certain conditions have been met.

Termination

The acquisition agreement may be terminated at any time prior to the closing date, whether before or after approval of the matters presented in connection with the acquisition transaction by the stockholders of Beach Bank:

•

by mutual consent of the parties;

•

by either party upon written notice to the other party: (i) 30 days after the date on which any request or application for a requisite regulatory approval shall have been denied or withdrawn at the request or recommendation of the governmental entity, provided, however, that no party shall have the right to terminate the acquisition agreement if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate the acquisition agreement; or (ii) if any governmental entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the acquisition transaction;

•

if the acquisition transaction shall not have been consummated on or before November 30, 2006, unless the failure of the closing to occur by such date shall be due to the failure of the party seeking to terminate the acquisition agreement to perform or observe the covenants and agreements of such party;

•

if the approval of the stockholders of Beach Bank required for the consummation of the acquisition transaction shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such stockholders or at any adjournment or postponement thereof;

•

if there shall have been a material breach of any of the representations or warranties set forth in the acquisition agreement on the part of the other party, which breach is not cured within 30 days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the closing; provided, however, that neither party shall have the right to terminate the acquisition agreement unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions; or

•

if, within 30 days of the execution of the acquisition agreement, we determine, in our sole and exclusive discretion, that the results of our due diligence review are not satisfactory or Beach Bank is unable to obtain the sublessor consent, and as a result thereof, it is unable to consummate the acquisition transaction.

Amendment

The acquisition agreement may be amended by written agreement of the parties provided, however, that after any approval of the transactions contemplated by the acquisition agreement by Beach Bank’s stockholders, there may not be, without further approval of such stockholders, any amendment of the acquisition agreement that reduces the amount or changes the form of the consideration to be delivered to Beach Bank stockholders.

Indemnification

Indemnification Obligations of Beach Bank

Beach Bank shall indemnify, defend and hold us, our affiliates, respective directors, officers, employees, representatives and agents harmless from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to the following, such indemnification is our exclusive remedy relating to the acquisition transaction:

•

any breach of any representation or warranty or determination by us that any representation or warranty made by Beach Bank in the acquisition agreement or any ancillary document is false;

•

any breach of any covenant, agreement or undertaking made by Beach Bank in the acquisition agreement or in any ancillary documents; and

•

any liability, obligation or taxes arising from any regulatory claim.

Claims Period

The claims period shall begin on the closing date and terminate on the date that is 48 months following the closing date. Notwithstanding the foregoing, if, prior to the close of business on the last day of the claims period, Beach Bank shall have been properly notified of a claim for indemnity under the acquisition agreement and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity under the acquisition agreement until such claim is finally resolved or disposed of in accordance with the terms of the acquisition agreement.

Liability Limits

The sole and exclusive source of funds for satisfaction of all losses shall be the escrow fund and the liability of Beach Bank shall be limited to: (a) 75% of the acquisition transaction consideration for claims made during the period commencing on the closing date and ending on the six month anniversary of the closing date; (b) 50% of the acquisition transaction consideration for claims made during the period commencing on the date immediately following the six month anniversary of the closing date and ending on the one year anniversary of the closing date; (c) 25% of the acquisition transaction consideration for claims made during the period commencing on the date following the one year anniversary of the closing date and ending on the eighteenth month anniversary of the closing date; and (d) 10% of the acquisition transaction consideration for claims made during the period commencing on the date following the eighteenth month anniversary of the closing date and ending on the four year anniversary of the closing date. The escrow fund shall be reduced accordingly to reflect such limitation on liability and our shares held in the escrow fund shall be distributed in accordance with the written instructions of the shareholder representative in accordance with the terms and conditions of the escrow agreement. Any shares remaining in the escrow following the satisfaction of all claims made prior to the four year anniversary of the closing date shall be distributed as provided in the escrow agreement.

Liability Claims Threshold

We shall not make a claim for indemnification unless and until the aggregate amount of such losses exceeds $200,000, in which case we may only make claims for indemnification for losses exceeding that amount; provided, however, that in the event any of such claims for losses arise from any prior regulatory action against Beach Bank, including, but not limited to,: (i) the Stipulation and Consent to the Issuance of an Order to Cease & Desist with the Federal Deposit Insurance Corporation and the Office of Financial Regulation of the State of Florida dated October 27, 2004; (ii) any deficiencies in the compliance programs of Beach Bank under the Bank Secrecy Act and the USA Patriot Act; (iii) taxes; and (iv) and any other such regulatory review based claims, shall not be subject to such limitation and Beach Bank shall be responsible for all losses from the first dollar.

Miscellaneous

The information regarding the acquisition transaction contained in this proxy statement, shall not constitute an offer to sell, or the solicitation of an offer to buy, any of our securities. We will file a registration statement and other relevant documents concerning the proposed acquisition transaction with the SEC. INVESTORS AND OUR SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR, TO BE FILED, WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You can obtain a free copy of the registration statement, as well as other filings made or to be made by the Company with the SEC, at the SEC’s website (http://www.sec.gov). In addition, investors and our security holders can obtain free copies of the documents filed, or to be filed, with the SEC by directing a written request to: Sun American Bancorp, 3400 Coral Way, Miami, Florida 33145, Attention: Robert Nichols.

Acquisition Transaction Consideration

Pursuant to the acquisition agreement, the acquisition transaction consideration equals the total dollar value of the shares of our common stock to be issued by us as consideration for the purchase of the acquired assets and assumption of the assumed obligations will be determined by multiplying 2.35 times total shareholders’ equity of Beach Bank calculated based upon the closing balance sheet, as defined in the acquisition agreement; provided, however that with respect to Beach Bank’s common stock to be issued upon the exercise of stock options after December 31, 2005 or the excess capital, as defined in the acquisition agreement, the total dollar value of the shares of our common stock to be issued by us under the acquisition agreement will be determined by multiplying 1.0 times the shareholders’ equity in such Beach Bank’s common stock issued upon the exercise of stock options or excess capital calculated based upon the closing balance sheet. We may also elect to pay up to $100,000 of the acquisition transaction consideration in cash, which will be delivered to the escrow agent and used to pay certain fees and expenses as provided in the escrow agreement.

At the closing we will issue and deliver to Beach Bank and escrow agent, as applicable, certificates representing an amount of shares of our common stock equal to (i) the acquisition transaction consideration, divided by (ii) the average closing price per share of our common stock over a 20 trading day period preceding the date of the acquisition agreement referred to as the per share value; provided that for the purpose of calculating the average closing price of our common stock, the range to be used in the calculation will be no lower than $4.60 and no higher than $5.15 per share regardless of the closing price of our common stock during such 20 day period; and, provided further, that the final price, regardless of the averaging process, will be no higher than $5.00 and no lower the $4.60 per share. The average closing price per share of our common stock for the period set forth above was greater than $5.15 and, as a result, the per share value is $5.00.

Other Acquisition Transaction Related Information

On May 16, 2006, the date prior to the execution of the acquisition agreement, the closing price of our common stock as report on AMEX was $5.55. As of the record date, the closing price of our common stock as reported on AMEX was $[____].

Any shares of common stock issued pursuant to the acquisition transaction will have the rights and privileges, including the voting, dividend and liquidation rights, that the presently outstanding shares of common stock possess under our Amended and Restated Certificate of Incorporation. Our stockholders generally do not have preemptive rights with respect to our common stock and, except as provided above in “Proposal 2 – Dilutive and Other Effects of Potential New Stock Issuances,” existing holders of common stock would not have any preferential or participation rights if the board of directors issues additional shares of common stock, warrants or other securities in the acquisition transaction.

We intend to register shares of our common stock to be issued in the acquisition transaction under the Securities Act.

Listing on American Stock Exchange. Our common stock and certain warrants to purchase shares of our common stock are listed on the AMEX. Subject to stockholder approval of Proposals 2 and 3, as described in this proxy statement, and the consummation of the acquisition transaction, we intend to file an additional listing application with the AMEX to list up to 4,500,000 shares of common stock to be issued in connection with the acquisition transaction.

Stockholder Approval Requirement. Under Section 712 of the AMEX Company Guide, as a prerequisite to approval of our application to list additional shares of our common stock to be issued, as sole or partial consideration for an acquisition of the stock or assets of another company, we are required to obtain stockholder approval in connection with any transaction that involves the issuance or potential issuance of common stock that could result in an increase in then-outstanding common stock of 20% or more. As of the record date, we had [18,822,652] shares of common stock outstanding. Accordingly, because our proposed issuance of up to 4,500,000 shares of our common stock will be in excess of the AMEX 20% threshold, as stated above, we submit this Proposal 3 for the stockholders’ approval in order to comply with the AMEX rules.

Dissenters’ Rights. Under the Delaware law, our stockholders will not have any dissenters’ or appraisal rights in connection with this Proposal 3.

Dilutive and Other Effects of the Approval of This Proposal 3. If this Proposal 3 is approved, our company will have the authority to issue, without further stockholder approval, up to 4,500,000 shares of common stock.

Potential Dilutive Effect on Our Stock. As a result of the acquisition transaction, the number of shares of outstanding common stock will increase substantially and significantly dilute the ownership interests and proportionate voting power of the existing stockholders.

If this Proposal 3 is approved and the acquisition transaction is consummated, we will issue up to approximately 4,500,000 shares of our common stock. As a result of the issuance of up to 4,500,000 additional shares of common stock, our stockholders will incur significant dilution of their interests in our company. We will have approximately [23,322,652] shares of common stock outstanding if we issue all 4,500,000 shares as of the record date, and holders of our [18,822,652] shares of common stock outstanding as of the record date will own approximately only [81]% of our company. Therefore, you should consider the potential significant dilution in determining whether to approve this Proposal 3.

Potential Negative Effect on Our Stock Price. As a result of the acquisition transaction, we may issue a substantial number of shares of our common stock at a per share price below the market price of the common stock as of the date of issuance. The issuance of common stock could have a depressive effect on the market price of our common stock by increasing the number of shares of common stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the common stock.

If we register up to 4,500,000 additional shares of our common stock under the Securities Act, these shares will be eligible for resale in the public markets without any volume limitations, subject to certain exceptions applicable to our affiliates. Any such sales, or the anticipation of the possibility of such sales, represent an overhang on the market and could depress the market price of our common stock. The board of directors may generally attempt to moderate the timing and amount of sales of our common stock to the public in an effort to minimize any adverse pressure on the value of the common stock. No assurance can be given, however, that these attempts will be successful.

Principal Effect of Non-Approval of Proposal 3. Absent stockholder approval of this Proposal 3, we will be unable to consummate the acquisition transaction, which represents a significant step in the implementation of our growth strategy.

Interests of Certain Persons in Proposal 3. None of our directors or officers are affiliated with Beach Bank and, therefore, will not receive any compensation in connection with the acquisition transaction.

We engaged, and will pay a fee or commission to Colonial, the majority owner of which is Brett Golden, the son of Michael Golden, our director, President and Chief Executive Officer, and Keefe Bruyette & Woods, referred to as KBW, as brokers in connection with the acquisition transaction in accordance with the terms of letter agreements between Colonial and us and KBW and us. We will indemnify and hold Beach Bank harmless with respect to any commission or fees due to Colonial. See “Certain Relationships and Related Transactions” above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2007 annual meeting of stockholders, referred to as the 2007 meeting in this proxy statement, will be February 13, 2007. As to all such proposals which we do not have notice on or prior to February 13, 2007, discretionary authority shall be granted to the persons designated in our proxy related to the 2007 meeting to vote on such proposals. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2007 meeting require that a stockholder proposal regarding the 2007 meeting must be submitted to us at our office located at 3400 Coral Way, Miami, Florida 33451, attn: Michael E. Golden, President and Chief Executive Officer, by February 13, 2007 to receive consideration for inclusion in our proxy materials for the 2007 meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to incorporate by reference information that we file with the SEC. We incorporate by reference the information contained in our annual report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the SEC on March 29, 2006 and our quarterly report on Form 10-QSB for the fiscal quarter ended March 31, 2006 filed with the SEC on May 12, 2006, referred to as the Financial Information in this proxy statement. The Financial Information accompanies this proxy statement and contains our audited financial statements for the fiscal year ended December 31, 2005 and our unaudited financial statements for the fiscal quarter ended March 31, 2006, as well as management’s discussion and analysis of our financial condition and results of operations.

By Order of the Board of Directors,

/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer

Miami, Florida
June [__], 2006

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
SUN AMERICAN BANCORP
(a Delaware corporation)

Sun American Bancorp, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

A.

The name of the Corporation is Sun American Bancorp.

B.

The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 4, 1996 under the name Southern Security Financial Corporation. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on April 16, 1997 under the name Southern Security Financial Corporation. A Certificate of Merger was filed with the office of the Secretary of State of the State of Delaware on November 10, 1997 reflecting the merger of Southern Security Bank Corporation with and into Southern Security Financial Corporation. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 13, 1997 under the name Southern Security Financial Corporation. Pursuant to the amendment, Southern Security Financial Corporation changed its name to Southern Security Bank Corporation. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on January 27, 2000 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 15, 2001 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on August 13, 2002 under the name Southern Security Bank Corporation. Pursuant to the amendment, Southern Security Bank Corporation changed its name to Pan American Bancorp. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on June 16, 2003 under the name Pan American Bancorp. A Certificate of Amendment was filed with the office of the Secretary of State of the State of Delaware on August 11, 2003 under the name Pan American Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 5, 2004 under the name Pan American Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 23, 2004 under the name Pan American Bancorp. A Corrected Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on May 23, 2005 under the name Pan American Bancorp. An Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on July 22, 2005 under the name PanAmerican Bancorp. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 2006 under the name PanAmerican Bancorp. Pursuant to the amendment, Pan American Bancorp changed its name to Sun American Bancorp.

C.

The amendment and restatement herein certified have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “General Corporation Law of Delaware”).

D.

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FIRST.

The name of this Corporation is SUN AMERICAN BANCORP.

SECOND.

Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The registered agent in charge thereof is The Company Corporation, at the same address.

THIRD.

The nature of the business, and the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

“The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.”

FOURTH.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, as more fully described below (the “Preferred Stock”).

Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be designated by the Board of Directors of the Corporation, each such series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions thereof (if any), of any series of Preferred Stock may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly vested with authority to fix by resolution the powers, designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions (if any), of the Preferred Stock and each series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

(1)

The voting rights and powers (if any) of the Preferred Stock and each series thereof;

(2)

The rates and times at which, and the terms and conditions on which, dividends (if any) on the Preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

(3)

The rights (if any) of holders of the Preferred Stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Corporation and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

(4)

The redemption rights (if any) of the Corporation and of the holders of the Preferred Stock, and each series thereof, and the times at which, and the terms and conditions on which, the Preferred Stock, and each series thereof, may be redeemed; and

(5)

The rights and preferences (if any) of the holders of the Preferred Stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

FIFTH.

The Directors shall have power to make and to alter or amend the By-Laws and to fix the amount to be reserved as working capital.

The By-Laws shall determine whether and to what extent the accounts and books of this Corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by law or the By-Laws, or by resolution of the stockholders.

It is the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this Amended and Restated Certificate of Incorporation, but that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SIXTH.

Directors of the Corporation shall not be liable to either the Corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves: (1) a director’s duty of loyalty to the Corporation or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful payments of dividends or unlawful stock purchases or redemption by the Corporation; or (4) a transaction from which the director derived an improper personal benefit.

SEVENTH.

The Corporation elects not to be governed by Section 203 of the General Corporation Law of Delaware.

EIGHTH.

The Corporation shall indemnify all persons whom it may indemnify to the fullest extent allowed by the General Corporation Law of Delaware.

NINTH.

(1)

The number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by resolution passed by a majority of the whole Board of Directors, which shall in no event cause the term of any incumbent director to be shortened or cause a decrease in the number of classes of directors except as required by law. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. Initially, directors of Class I shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2000, directors of Class II shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2001, and directors of Class III shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2002. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

(2)

Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the vote of the Board of Directors; and if the number of directors then in office is less than a quorum, then newly-created directorships and vacancies shall be filled by the vote of a majority of the remaining directors then in office. When the Board of Directors fills a vacancy, the director chosen to fill the vacancy shall be of the same class as the director he or she succeeds and shall hold office for the term of a director of that class and until his or her successor shall have been elected and qualified.

(3)

In addition to any requirements of law and any other provisions of this Amended and Restated Certificate of Incorporation (and not withstanding the fact that a lesser percentage may be specified by law or this Amended and Restated Certificate of Incorporation), the affirmative vote of the holders of 66 2/3% or more of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article NINTH of this Amended and Restated Certificate of Incorporation. Subject to the foregoing provisions of this Article NINTH, the Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

IN WITNESS WHEREOF, Sun American Bancorp has caused this Amended and Restated Amended and Restated Certificate of Incorporation to be signed this ____ day of ____________, 2006.

ATTEST:	SUN AMERICAN BANCORP

Name:	Name:
Title:	Title:

APPENDIX B

SUN AMERICAN BANCORP

Audit Committee Charter
Adopted February 15, 2006

Purpose

There shall be a committee of the Board of Directors (the “Board”) to be known as the Audit Committee (the “Committee”) of Sun American Bancorp (the “Company”).  The Committee’s purpose is to:

(A)

oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B)

prepare an Audit Committee Report as required by the rules of the Securities and Exchange Commission (“SEC”).

Composition

The Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 121 of the AMEX Company Guide (subject to applicable exemptions); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the Committee (or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the Committee between meetings.

The Committee shall meet at least four times per year on a quarterly basis or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each Committee member. The Company shall make available to the Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The members of the Committee shall serve until their resignation, retirement or removal by the Board or until their successors shall be appointed and qualify. No member of the Committee shall be removed except by a majority vote of the full Board.

A member of the Committee shall promptly notify the Committee and the Board if the member is no longer an independent director and such member shall be removed from the Committee unless the Board determines that an exception to the independent director requirement is available under the applicable AMEX rules with respect to such member’s continued membership and that an exception should be made.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

•

be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee;

•

establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

•

have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

•

receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;

•

ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

•

report regularly to the Board;

•

make an annual performance evaluation of the Committee;

•

review and assess the adequacy of the Committee’s charter annually;

•

comply with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules relating to the administration by the Committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 C.F.R. §210.2-01(c)(7);

•

make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

•

act as a qualified legal compliance committee as defined in 17 C.F.R. §205.2.

Delegation

Any duties and responsibilities of the Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the Committee or a subcommittee of the Committee.

Limitations

The Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the Committee are not employees of the Company and need not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Committee described in this charter. The review of the financial statements by the Committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

REVOCABLE PROXY

SUN AMERICAN BANCORP
Annual meeting of Stockholders – July 25, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael E. Golden and Robert L. Nichols and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the “Annual Meeting”) of Sun American Bancorp (the “Company”) to be held at the branch office of the Company’s bank subsidiary located at 1200 North Federal Highway, Boca Raton, Florida  33432, on July 25, 2006 at 10:30 a.m., E.D.T., and at any postponement or adjournment thereof, and to vote all of the shares of common stock, par value $.01 per share (the “Common Stock”), of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.  The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN AND PROPOSALS 2 AND 3.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY.  DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

(Continued and to be signed on reverse side)

The Board of Directors recommends a VOTE “FOR” the proposals listed below.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.

To elect three directors, each for a three year term, to serve until his successor is duly elected and qualified, as more fully described in the accompanying proxy statement.

NOMINEES:
☐ FOR ALL NOMINEES	¡ Hugo A. Castro ¡ Leonard F. Marinello ¡ Michael F. Rosinus

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.

To amend and restate the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 50,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

To issue and sell up to 4,500,000 shares of Common Stock in connection with Sun American Bank’s acquisition of substantially all the assets, and assumption of substantially all the liabilities, of Beach Bank.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Should the undersigned be present and choose to vote at the Annual Meeting or at any postponement or adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect.  This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company’s Financial Information, as defined in the Proxy Statement, Notice of the Annual meeting, the Proxy Statement relating thereto, and the 2005 Annual Report to Stockholders.

_________________________________	_________________________________	DATE:__________________________, 2006
Signature(s)		(Please date this Proxy)

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

ANNUAL MEETING OF STOCKHOLDERS OF

SUN AMERICAN BANCORP

July 25, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.